Exhibit 99.1
News Release

Abbott Reports Second-Quarter 2026 Results and Raises Full-Year EPS Guidance

–Second-quarter reported sales growth of 13.0 percent; comparable sales growth of 4.8 percent
–Second-quarter GAAP diluted EPS of $0.53; adjusted diluted EPS of $1.31
–Abbott reaffirms full-year 2026 comparable sales growth guidance of 6.5% to 7.5%1
–Abbott raises full-year 2026 adjusted diluted EPS guidance range to $5.45 to $5.60, compared to previous range of $5.38 to $5.58
–Abbott returned $2.1 billion to shareholders in the second quarter in the form of dividends and share repurchases

ABBOTT PARK, Ill., July 16, 2026 — Abbott today announced financial results for the second quarter ended June 30, 2026.

•Second-quarter sales increased 13.0 percent on a reported basis and 4.8 percent on a comparable basis.
•Second-quarter GAAP diluted EPS of $0.53 and adjusted diluted EPS of $1.31, which excludes specified items.
•Abbott reaffirms full-year 2026 comparable sales growth guidance of 6.5% to 7.5%1.
•Abbott raises full-year 2026 adjusted diluted EPS guidance range to $5.45 to $5.60, compared to previous range of $5.38 to $5.58.
•In April, Abbott completed enrollment in its TECTONIC U.S. pivotal trial. This trial is designed to evaluate Abbott's investigational Coronary Intravascular Lithotripsy (IVL) System for treating severe calcification in coronary arteries prior to stent implantation.
•In April, at the Heart Rhythm Society (HRS) conference, Abbott presented new late-breaking data from four clinical trials that demonstrated strong clinical outcomes across the company's pulsed field ablation (PFA) and conduction system pacing (CSP) portfolios.
•In May, Abbott announced it secured CE Mark for Libre® Duo, the world's first dual glucose-ketone biowearable sensor. By providing real-time visibility into glucose and ketone levels, this new technology helps optimize the management of diabetes by detecting rising ketone levels, which can lead to diabetic ketoacidosis, a serious health condition for people with diabetes.
•In May, Abbott completed its submission to the U.S. Food and Drug Administration (FDA) seeking approval for the company's Amulet™ 360 left atrial appendage (LAA) device.
•In May, the American Cancer Society (ACS) issued updated colorectal cancer (CRC) screening guidelines that reaffirmed Cologuard® and Cologuard Plus® as preferred screening options for adults age 45 and older who are at average risk for CRC.

"Our second-quarter results reflect the momentum we are building," said Robert B. Ford, chairman and chief executive officer, Abbott. "We expect this momentum to continue and drive accelerating sales and earnings growth in the second half of the year."

SECOND-QUARTER BUSINESS OVERVIEW

Comparable sales growth:
Management believes that measuring sales growth on a comparable basis is an appropriate way for investors to best understand the underlying performance of the business. Comparable sales growth includes the prior and current year sales of Exact Sciences, a cancer diagnostics company that Abbott acquired on March 23, 2026. Comparable sales growth excludes the impact of foreign exchange and revenue in both the prior and current year related to compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Second Quarter 2026 Results (2Q26)

Sales 2Q26 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	5,216	871	1,660	—	2,680
International	7,377	1,273	1,432	1,499	3,173
Total reported	12,593	2,144	3,092	1,499	5,853

% Change vs. 2Q25
U.S.	22.0	(9.0)	104.8	n/a	7.0
International	7.5	1.4	5.1	8.4	10.7
Total reported	13.0	(3.1)	42.3	8.4	9.0
Total reported excl. foreign exchange impact	12.2	(3.6)	41.3	8.7	7.9
Comparable sales growth	4.8	(3.6)	2.9	8.7	8.4

U.S.	3.5	(9.0)	4.0	n/a	8.0
International	5.8	0.6	1.6	8.7	8.7

First Half 2026 Results (1H26)

Sales 1H26 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	9,490	1,715	2,565	—	5,203
International	14,267	2,446	2,707	2,925	6,189
Total reported	23,757	4,161	5,272	2,925	11,392

% Change vs. 1H25
U.S.	12.4	(10.3)	52.5	n/a	7.4
International	9.3	—	6.4	10.7	14.2
Total reported	10.5	(4.5)	24.7	10.7	11.0
Total reported excl. foreign exchange impact	8.2	(5.6)	22.4	8.9	8.0
Comparable sales growth	4.3	(5.6)	2.4	8.9	8.4

U.S.	3.0	(10.3)	3.0	n/a	8.3
International	5.3	(1.9)	1.6	8.9	8.5

Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Nutrition

Second Quarter 2026 Results (2Q26)

Sales 2Q26 ($ in millions)	Total	Pediatric	Adult
U.S.	871	525	346
International	1,273	500	773
Total reported	2,144	1,025	1,119

% Change vs. 2Q25
U.S.	(9.0)	(10.7)	(6.4)
International	1.4	7.3	(2.0)
Total reported	(3.1)	(2.7)	(3.4)
Total reported excl. foreign exchange impact	(3.6)	(3.1)	(4.0)
Comparable sales growth	(3.6)	(3.1)	(4.0)

U.S.	(9.0)	(10.7)	(6.4)
International	0.6	6.4	(2.8)
Worldwide Nutrition sales decreased 3.1 percent on a reported basis and 3.6 percent on a comparable basis in the second quarter.
Results in the quarter reflect the impact of lower sales volumes compared to the prior year and the effect of strategic pricing actions implemented in the fourth quarter of 2025. These pricing actions, together with the launch of new products, are contributing to improving performance. Nutrition sales increased $127 million on a sequential basis compared to the first quarter of 2026.

First Half 2026 Results (1H26)

Sales 1H26 ($ in millions)	Total	Pediatric	Adult
U.S.	1,715	1,036	679
International	2,446	942	1,504
Total reported	4,161	1,978	2,183

% Change vs. 1H25
U.S.	(10.3)	(11.9)	(7.8)
International	—	2.4	(1.5)
Total reported	(4.5)	(5.6)	(3.5)
Total reported excl. foreign exchange impact	(5.6)	(6.4)	(4.9)
Comparable sales growth	(5.6)	(6.4)	(4.9)

U.S.	(10.3)	(11.9)	(7.8)
International	(1.9)	0.7	(3.5)

Diagnostics*

Second Quarter 2026 Results (2Q26)

Sales 2Q26 ($ in millions)	Total	Core Laboratory	Cancer Diagnostics	Rapid/Molecular Diagnostics
U.S.	1,660	377	890	393
International	1,432	1,041	29	362
Total reported	3,092	1,418	919	755

% Change vs. 2Q25
U.S.	104.8	7.5	n/a	(14.5)
International	5.1	3.4	n/a	2.0
Total reported	42.3	4.4	n/a	(7.3)
Total reported excl. foreign exchange impact	41.3	3.2	n/a	(8.0)
Comparable sales growth	2.9	3.2	13.3	(8.0)

U.S.	4.0	7.5	13.3	(14.5)
International	1.6	1.7	13.8	0.5

Worldwide Diagnostics sales increased 42.3 percent on a reported basis and 2.9 percent on a comparable basis in the second quarter.
Worldwide Core Laboratory Diagnostics results were driven by strong growth in the U.S. and Latin America.
Rapid and Molecular Diagnostics results reflect lower sales of respiratory virus tests compared to the prior year.
Cancer Diagnostics results were driven by mid-teens growth of Cologuard, which is benefiting from a growing base of both new and repeat users. Results in the quarter also reflect contributions to growth from the precision oncology and international businesses.

First Half 2026 Results (1H26)

Sales 1H26 ($ in millions)	Total	Core Laboratory	Cancer Diagnostics	Rapid/Molecular Diagnostics
U.S.	2,565	724	983	858
International	2,707	1,966	32	709
Total reported	5,272	2,690	1,015	1,567

% Change vs. 1H25
U.S.	52.5	6.0	n/a	(14.1)
International	6.4	6.1	n/a	2.4
Total reported	24.7	6.1	n/a	(7.4)
Total reported excl. foreign exchange impact	22.4	3.2	n/a	(8.8)
Comparable sales growth	2.4	3.2	13.3	(8.8)

U.S.	3.0	6.0	13.2	(14.1)
International	1.6	2.2	16.5	(1.1)
*Beginning in 2026, Abbott aggregated its previously reported Rapid Diagnostics, Molecular Diagnostics, and Point of Care businesses into the Rapid and Molecular Diagnostics business. On March 23, 2026, Abbott completed the acquisition of Exact Sciences. Following the acquisition, the sales of Exact Sciences are presented as Abbott's Cancer Diagnostics business.
Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Established Pharmaceuticals

Second Quarter 2026 Results (2Q26)

Sales 2Q26 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,499	1,164	335
Total reported	1,499	1,164	335

% Change vs. 2Q25
U.S.	n/a	n/a	n/a
International	8.4	9.8	3.7
Total reported	8.4	9.8	3.7
Total reported excl. foreign exchange impact	8.7	10.7	2.1
Comparable sales growth	8.7	10.7	2.1

U.S.	n/a	n/a	n/a
International	8.7	10.7	2.1

Established Pharmaceuticals sales increased 8.4 percent on a reported basis and 8.7 percent on a comparable basis in the second quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 9.8 percent on a reported basis and 10.7 percent on a comparable basis, led by double-digit growth in several countries across the Latin America and Asia Pacific regions.

First Half 2026 Results (1H26)

Sales 1H26 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	2,925	2,253	672
Total reported	2,925	2,253	672

% Change vs. 1H25
U.S.	n/a	n/a	n/a
International	10.7	11.3	8.6
Total reported	10.7	11.3	8.6
Total reported excl. foreign exchange impact	8.9	10.1	4.9
Comparable sales growth	8.9	10.1	4.9

U.S.	n/a	n/a	n/a
International	8.9	10.1	4.9

Medical Devices

Second Quarter 2026 Results (2Q26)

Sales 2Q26 ($ in millions)	Total	Rhythm Management	Electro-physiology*	Heart Failure	Vascular	Structural Heart*	Neuro-modulation	Diabetes Care
U.S.	2,680	377	420	313	294	225	189	862
International	3,173	366	441	88	509	372	71	1,326
Total reported	5,853	743	861	401	803	597	260	2,188

% Change vs. 2Q25
U.S.	7.0	10.7	15.9	10.9	3.9	(9.8)	(2.1)	8.6
International	10.7	10.0	12.3	3.0	7.5	12.1	14.7	11.7
Total reported	9.0	10.4	14.0	9.0	6.1	2.7	2.0	10.5
Total reported excl. foreign exchange impact	7.9	9.5	13.4	8.7	5.1	1.7	1.2	9.0
Comparable sales growth	8.4	9.5	13.4	8.7	5.1	5.7	1.2	9.0

U.S.	8.0	10.7	15.9	10.9	3.9	(0.9)	(2.1)	8.6
International	8.7	8.3	11.1	1.3	5.8	10.2	11.3	9.2

Worldwide Medical Devices sales increased 9.0 percent on a reported basis and 8.4 percent on a comparable basis in the second quarter.

Sales growth in the quarter was led by low-teens growth in Electrophysiology and high-single-digit growth in Rhythm Management, Diabetes Care, and Heart Failure.

In Diabetes Care, sales of continuous glucose monitors grew 11.0 percent on a reported basis and 9.5 percent on a comparable basis.

First Half 2026 Results (1H26)

Sales 1H26 ($ in millions)	Total	Rhythm Management	Electro-physiology*	Heart Failure	Vascular	Structural Heart*	Neuro-modulation	Diabetes Care
U.S.	5,203	716	798	605	585	449	366	1,684
International	6,189	711	851	185	995	726	137	2,584
Total reported	11,392	1,427	1,649	790	1,580	1,175	503	4,268

% Change vs. 1H25
U.S.	7.4	11.1	14.8	11.1	6.2	(9.6)	(0.7)	9.2
International	14.2	15.9	15.7	13.5	8.7	18.1	20.4	14.0
Total reported	11.0	13.4	15.3	11.7	7.7	5.7	4.3	12.1
Total reported excl. foreign exchange impact	8.0	10.9	13.0	10.4	5.0	2.6	2.6	8.2
Comparable sales growth	8.4	10.9	13.0	10.4	5.0	6.2	2.6	8.2

U.S.	8.3	11.1	14.8	11.1	6.2	(2.2)	(0.7)	9.2
International	8.5	10.7	11.2	7.8	4.3	12.4	13.2	7.5

*Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $55 million of sales in the second quarter of 2025 and $101 million of sales in the first half of 2025 were moved from Structural Heart to Electrophysiology.

Refer to pages 16 and 17 for a reconciliation of comparable sales growth.

Abbott's Financial Guidance
Abbott projects full-year 2026 comparable sales growth of 6.5% to 7.5%1.

Abbott projects full-year 2026 adjusted diluted earnings per share of $5.45 to $5.60.

Abbott projects third-quarter 2026 adjusted diluted earnings per share of $1.38 to $1.46.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
Abbott Declares 410th Consecutive Quarterly Dividend
On June 12, 2026, the board of directors of Abbott declared the company's quarterly dividend of $0.63 per share. Abbott's cash dividend is payable Aug. 17, 2026, to shareholders of record at the close of business on July 15, 2026.

Abbott has increased its dividend payout for 54 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 122,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its second-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2025, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-668-0036	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In 2025, total worldwide sales were $44.328 billion, which included U.S. sales of $17.126 billion and international sales of $27.202 billion, and Abbott’s Structural Heart business received $89 million of compensation payments as part of a multi-year agreement with a competitor. Also in 2025, total worldwide sales for Exact Sciences were $3.247 billion, which included U.S. sales of $3.145 billion and international sales of $102 million.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Second Quarter Ended June 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	2Q26	2Q25	% Change
Net Sales	$12,593	$11,142	13.0

Cost of products sold, excluding amortization expense	5,325	4,854	9.7
Amortization of intangible assets	658	420	56.8
Research and development	892	725	22.9
Selling, general, and administrative	4,025	3,091	30.3
Total Operating Cost and Expenses	10,900	9,090	19.9

Operating Earnings	1,693	2,052	(17.5)

Interest expense, net	299	50	n/m
Net foreign exchange (gain) loss	4	(11)	n/m
Other (income) expense, net	(134)	(137)	(2.5)
Earnings before taxes	1,524	2,150	(29.1)
Taxes on Earnings	596	371	60.8	1)

Net Earnings	$928	$1,779	(47.8)

Net Earnings excluding Specified Items, as described below	$2,290	$2,213	3.5	2)

Diluted Earnings per Common Share	$0.53	$1.01	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.31	$1.26	4.0	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,743	1,751
NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2026 Taxes on Earnings includes the recognition of approximately $110 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $240 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2026 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.362 billion, or $0.78 per share, for intangible amortization, charges related to acquisitions, legal reserves, investment impairments, and other net expenses.

2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $434 million, or $0.25 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, and other net expenses.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
First Half Ended June 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	1H26	1H25	% Change
Net Sales	$23,757	$21,500	10.5

Cost of products sold, excluding amortization expense	10,215	9,322	9.6
Amortization of intangible assets	1,080	840	28.5
Research and development	1,659	1,441	15.1
Selling, general, and administrative	7,765	6,152	26.2
Total Operating Cost and Expenses	20,719	17,755	16.7

Operating Earnings	3,038	3,745	(18.9)

Interest expense, net	367	99	n/m
Net foreign exchange (gain) loss	(9)	(18)	n/m
Other (income) expense, net	(293)	(264)	10.6
Earnings before taxes	2,973	3,928	(24.3)
Taxes on earnings	968	824	17.5	1)

Net Earnings	$2,005	$3,104	n/m

Net Earnings excluding Specified Items, as described below	$4,312	$4,132	4.4	2)

Diluted Earnings per Common Share	$1.14	$1.77	n/m

Diluted Earnings per Common Share, excluding Specified Items, as described below	$2.46	$2.35	4.7	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,745	1,749

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2026 Taxes on Earnings includes the recognition of approximately $60 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $440 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2026 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $2.307 billion, or $1.32 per share, for intangible amortization, charges related to acquisitions, legal reserves, investment impairments, restructuring, and other net expenses.

2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.028 billion, or $0.58 per share, for intangible amortization, charges related to investment impairments, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions, and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Second Quarter Ended June 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	2Q26
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$658	$(658)	$—
Gross Margin	6,610	697	7,307
R&D	892	(25)	867
SG&A	4,025	(428)	3,597
Other (income) expense, net	(134)	(27)	(161)
Earnings before taxes	1,524	1,177	2,701
Taxes on Earnings	596	(185)	411
Net Earnings	928	1,362	2,290
Diluted Earnings per Share	$0.53	$0.78	$1.31

Specified items reflect intangible amortization expense of $658 million and other net expenses of $519 million associated with acquisitions, legal reserves, investment impairments, and other net expenses. See page 18 for additional details regarding specified items.

	2Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$420	$(420)	$—
Gross Margin	5,868	478	6,346
R&D	725	(20)	705
SG&A	3,091	(1)	3,090
Other (income) expense, net	(137)	(1)	(138)
Earnings before taxes	2,150	500	2,650
Taxes on Earnings	371	66	437
Net Earnings	1,779	434	2,213
Diluted Earnings per Share	$1.01	$0.25	$1.26

Specified items reflect intangible amortization expense of $420 million and other net expenses of $80 million associated with restructuring actions, costs associated with acquisitions, and other net expenses. See page 19 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
First Half Ended June 30, 2026 and 2025
(in millions, except per share data)
(unaudited)

	1H26
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,080	$(1,080)	$—
Gross Margin	12,462	1,129	13,591
R&D	1,659	(49)	1,610
SG&A	7,765	(901)	6,864
Other (income) expense, net	(293)	(34)	(327)
Earnings before taxes	2,973	2,113	5,086
Taxes on Earnings	968	(194)	774
Net Earnings	2,005	2,307	4,312
Diluted Earnings per Share	$1.14	$1.32	$2.46

Specified items reflect intangible amortization expense of $1.080 billion and other net expenses of $1.033 billion associated with restructuring actions, acquisitions, legal reserves, investment impairments, and other net expenses. See page 20 for additional details regarding specified items.

	1H25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$840	$(840)	$—
Gross Margin	11,338	926	12,264
R&D	1,441	(47)	1,394
SG&A	6,152	(11)	6,141
Other (income) expense, net	(264)	(36)	(300)
Earnings before taxes	3,928	1,020	4,948
Taxes on Earnings	824	(8)	816
Net Earnings	3,104	1,028	4,132
Diluted Earnings per Share	$1.77	$0.58	$2.35

Specified items reflect intangible amortization expense of $840 million and other net expenses of $180 million associated with restructuring actions, acquisitions, investment impairment charges, and other net expenses. See page 21 for additional details regarding specified items.

A reconciliation of the second-quarter tax rates for 2026 and 2025 is shown below:

	2Q26
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,524	$596	39.1%	1)
Specified items	1,177	(185)
Excluding specified items	$2,701	$411	15.2%

	2Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,150	$371	17.3%	2)
Specified items	500	66
Excluding specified items	$2,650	$437	16.5%
1)2026 Taxes on Earnings includes the recognition of approximately $110 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $240 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.
A reconciliation of the year-to-date tax rates for 2026 and 2025 is shown below:

	1H26
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,973	$968	32.5%	3)
Specified items	2,113	(194)
Excluding specified items	$5,086	$774	15.2%

	1H25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,928	$824	21.0%	4)
Specified items	1,020	(8)
Excluding specified items	$4,948	$816	16.5%

3)2026 Taxes on Earnings includes the recognition of approximately $60 million of net tax expense primarily as a result of the resolution of various tax positions related to prior years. 2026 Taxes on Earnings also includes approximately $440 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

4)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Second Quarter Ended June 30, 2026 and 2025
($ in millions)
(unaudited)

	2Q26			2Q25				% Change vs. 2Q25
									Non-GAAP
	Abbott Reported	Foreign exchange	Comparable Revenue	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Comparable Revenue	Reported	Comparable
Total Company	12,593	(86)	12,507	11,142	811	(22)	11,931	13.0	4.8
U.S.	5,216	—	5,216	4,276	786	(22)	5,040	22.0	3.5
Intl	7,377	(86)	7,291	6,866	25	—	6,891	7.5	5.8

Total Diagnostics	3,092	(22)	3,070	2,173	811	—	2,984	42.3	2.9
U.S.	1,660	—	1,660	811	786	—	1,597	104.8	4.0
Intl	1,432	(22)	1,410	1,362	25	—	1,387	5.1	1.6

Total Cancer Diagnostics	919	—	919	—	811	—	811	n/a	13.3
U.S.	890	—	890	—	786	—	786	n/a	13.3
Intl	29	—	29	—	25	—	25	n/a	13.8

Total Medical Devices	5,853	(57)	5,796	5,369	—	(22)	5,347	9.0	8.4
U.S.	2,680	—	2,680	2,503	—	(22)	2,481	7.0	8.0
Intl	3,173	(57)	3,116	2,866	—	—	2,866	10.7	8.7

Total Structural Heart*	597	(6)	591	581	—	(22)	559	2.7	5.7
U.S.	225	—	225	249	—	(22)	227	(9.8)	(0.9)
Intl	372	(6)	366	332	—	—	332	12.1	10.2

*
Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $55 million of sales in the second quarter of 2025 were moved from Structural Heart to Electrophysiology.

a)	The adjustment includes historical sales for Exact Sciences prior to the acquisition date. Exact Sciences was acquired by Abbott on March 23, 2026.
b)	Reflects the impact of compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
First Half Ended June 30, 2026 and 2025
($ in millions)
(unaudited)

	1H26					1H25				% Change vs. 1H25
											Non-GAAP
	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Foreign exchange	Comparable Revenue	Abbott Reported	Impact of acquisition (a)	Impact of multi-year agreement (b)	Comparable Revenue	Reported	Comparable
Total Company	23,757	706	(8)	(500)	23,955	21,500	1,518	(46)	22,972	10.5	4.3
U.S.	9,490	681	(8)	—	10,163	8,444	1,470	(46)	9,868	12.4	3.0
Intl	14,267	25	—	(500)	13,792	13,056	48	—	13,104	9.3	5.3

Total Diagnostics	5,272	706	—	(98)	5,880	4,227	1,518	—	5,745	24.7	2.4
U.S.	2,565	681	—	—	3,246	1,682	1,470	—	3,152	52.5	3.0
Intl	2,707	25	—	(98)	2,634	2,545	48	—	2,593	6.4	1.6

Total Cancer Diagnostics	1,015	706	—	(1)	1,720	—	1,518	—	1,518	n/a	13.3
U.S.	983	681	—	—	1,664	—	1,470	—	1,470	n/a	13.2
Intl	32	25	—	(1)	56	—	48	—	48	n/a	16.5

Total Medical Devices	11,392	—	(8)	(306)	11,078	10,264	—	(46)	10,218	11.0	8.4
U.S.	5,203	—	(8)	—	5,195	4,842	—	(46)	4,796	7.4	8.3
Intl	6,189	—	—	(306)	5,883	5,422	—	—	5,422	14.2	8.5

Total Structural Heart*	1,175	—	(8)	(35)	1,132	1,112	—	(46)	1,066	5.7	6.2
U.S.	449	—	(8)	—	441	497	—	(46)	451	(9.6)	(2.2)
Intl	726	—	—	(35)	691	615	—	—	615	18.1	12.4

*
Abbott's Amplatzer Amulet Left Atrial Appendage Occluder device and related accessories were transferred from Structural Heart to Electrophysiology on January 1, 2026. As a result, $101 million of sales in the first half of 2025 were moved from Structural Heart to Electrophysiology.

a)	The adjustment includes historical sales for Exact Sciences prior to the acquisition date. Exact Sciences was acquired by Abbott on March 23, 2026.
b)	Reflects the impact of compensation payments that Abbott's Structural Heart business received as part of a multi-year agreement with a competitor. The final payment under this agreement was recognized in the first quarter of 2026.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2026
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$32	$4	$658	$3	$697
R&D	(10)	—	—	(15)	(25)
SG&A	(42)	(1)	—	(385)	(428)
Other (income) expense, net	1	(1)	—	(27)	(27)
Earnings before taxes	$83	$6	$658	$430	1,177
Taxes on Earnings (d)					(185)
Net Earnings					$1,362
Diluted Earnings per Share					$0.78

The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs that represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions, including inventory step-up amortization.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans.

c)Other includes $385 million for legal reserves related to an agreed-in-principle settlement, subject to satisfaction of certain contingencies, as well as charges related to investment impairments and incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and recognition of a tax expense as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $240 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$55	$420	$2	$478
R&D	—	(7)	—	(13)	(20)
SG&A	(3)	1	—	1	(1)
Other (income) expense, net	(1)	—	—	—	(1)
Earnings before taxes	$5	$61	$420	$14	500
Taxes on Earnings (d)					66
Net Earnings					$434
Diluted Earnings per Share					$0.25

The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and the recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings includes approximately $100 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2026
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$34	$11	$1,080	$4	$1,129
R&D	(11)	(10)	—	(28)	(49)
SG&A	(486)	(34)	—	(381)	(901)
Other (income) expense, net	(1)	(3)	—	(30)	(34)
Earnings before taxes	$532	$58	$1,080	$443	2,113
Taxes on Earnings (d)					(194)
Net Earnings					$2,307
Diluted Earnings per Share					$1.32
The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include stock-based compensation recognized as expense from equity awards accelerated in connection with the Exact Sciences acquisition, integration costs that represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions, including inventory step-up amortization.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans.
c)Other includes $385 million for legal reserves related to an agreed-in-principle settlement, subject to satisfaction of certain contingencies, as well as charges related to investment impairments and incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items and recognition of a tax expense as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $440 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Half Ended June 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$81	$840	$4	$926
R&D	(1)	(23)	—	(23)	(47)
SG&A	(6)	(6)	—	1	(11)
Other (income) expense, net	(25)	—	—	(11)	(36)
Earnings before taxes	$33	$110	$840	$37	1,020
Taxes on Earnings (d)					(8)
Net Earnings					$1,028
Diluted Earnings per Share					$0.58

The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment impairments.
d)Reflects the net tax benefit associated with the specified items and recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings includes approximately $300 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.